UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2010 (May 20, 2010)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01	Entry Into a Material Definitive Agreement.
     On May 20, 2010, EOG Resources, Inc. (EOG) closed its sale of $500 million aggregate principal amount of its 2.95% Senior Notes due 2015 (2015 Notes) and $500 million aggregate principal amount of its 4.40% Senior Notes due 2020 (2020 Notes and, together with the 2015 Notes, the Notes). The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee, and an officers’ certificate, dated May 20, 2010, pursuant to the Indenture setting forth the specific terms of the Notes.
     The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-163947) filed with the United States Securities and Exchange Commission on December 22, 2009.
     The Indenture, the officers’ certificate, the form of global note for the 2015 Notes and the form of global note for the 2020 Notes are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
I. Price Risk Management
     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange (NYMEX) related financial collar, price swap and basis swap contracts. EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method. In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.
II. Natural Gas Financial Collar, Price Swap and Basis Swap Contracts
     EOG has not entered into any additional natural gas financial collar, price swap or basis swap contracts since EOG filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 on May 4, 2010 which provided an update and comprehensive summary of all such contracts as of that date.

III. Crude Oil Financial Price Swap Contracts
     Presented below is a comprehensive summary of EOG’s crude oil financial price swap contracts at May 25, 2010, with notional volumes expressed in barrels per day (Bbld) and prices in dollars per barrel ($/Bbl). The average price of EOG’s crude oil financial price swap contracts outstanding is $91.50 per barrel for the period from September 1, 2010 to December 31, 2010 and $93.18 per barrel for the year 2011.

Crude Oil Financial Price Swap Contracts
		Weighted
		Average
	Volume	Price
	(Bbld)	($/Bbl)
2010
September	2,000	$91.50
October	2,000	91.50
November	2,000	91.50
December	2,000	91.50

2011
January	6,000	$93.18
February	6,000	93.18
March	6,000	93.18
April	6,000	93.18
May	6,000	93.18
June	6,000	93.18
July	6,000	93.18
August	6,000	93.18
September	6,000	93.18
October	6,000	93.18
November	6,000	93.18
December	6,000	93.18

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.95% Senior Notes due 2015 and 4.40% Senior Notes due 2020, dated May 20, 2010.

*4.3	Form of Global Note with respect to the 2.95% Senior Notes due 2015 of EOG.

*4.4	Form of Global Note with respect to the 4.40% Senior Notes due 2020 of EOG.

*	Exhibits filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: May 26, 2010	By:	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.95% Senior Notes due 2015 and 4.40% Senior Notes due 2020, dated May 20, 2010.

*4.3	Form of Global Note with respect to the 2.95% Senior Notes due 2015 of EOG.

*4.4	Form of Global Note with respect to the 4.40% Senior Notes due 2020 of EOG.

*	Exhibits filed herewith